EXHIBIT 10.31(b)
NOTE: THIS DOCUMENT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. PORTIONS OF THIS DOCUMENT FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED HAVE BEEN REDACTED AND ARE MARKED HEREIN BY “***”. SUCH REDACTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST.
FIRST AMENDMENT TO LEASE
     This first amendment to lease dated October 1, 1996 is executed by and between Syufy Enterprises, a California Limited Partnership, hereinafter called “Landlord” and Century Theatres Inc., a Delaware corporation, hereinafter called “Tenant”.
WITNESSETH:
     WHEREAS, Syufy Enterprises and Century Theatres of California, Inc. (a wholly owned subsidiary of Century Theatres, Inc.) entered into an Indenture of Lease on September 30, 1995, hereinafter referred to as the “Lease”, for the Century Ventura 8 Theatre, Ventura, California, and
     WHEREAS, the parties hereto desire to amend said Lease as hereinafter provided,
     NOW, THEREFORE, the parties hereto mutually agree that the Lease shall be amended as follows:
     1. The Leased Premises shall be increased by 2.58 acres as set forth in the attached Exhibit A to permit Tenant to add eight auditoriums and expand the existing theatre building by a total of 22,066 square feet and to provide additional parking for the Theatre.
     2. Landlord shall amend the existing REA to incorporate the land set forth in Exhibit A into the REA.
     3. Tenant shall be responsible for all construction costs for the parking and site work improvements. Landlord shall provide Tenant an allowance of $599,225 towards the site work improvements.
     3. Tenant shall be responsible for all construction costs for the expanded building and new auditoriums. Landlord shall provide Tenant an allowance of Eight five ($85.00) dollars per square foot or a total of $1,875,610 toward the Tenant Improvements.
     4. As consideration Tenant shall pay as additional base rent the amount of ***         per year commencing the date Tenant’s work is complete and the new auditoriums are open for business. The revised Base Rent or Minimum Monthly Rent as set forth in the lease shall increase by ***       and the new Base Rent under the lease shall be ***       per month.
     Executed as of the date first written above.

Century Theatres, Inc.	Syufy Enterprises

/s/ Joseph Syufy	/s/ Raymond W. Syufy

Joseph Syufy, Senior Executive Vice President	Raymond W. Syufy, Genl Ptr